                                                                 EXHIBIT 23.1(A)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 7, 2001, except for the third paragraph of
Note 11, as to which the date is August 23, 2001, in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated October 22, 2001.


                                          /S/ ERNST & YOUNG LLP


West Palm Beach, FL
October 19, 2001

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                                                                 EXHIBIT 23.1(B)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000 related to the consolidated financial statements of TravCorps Corporation and Subsidiary, in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated October 22, 2001.


                                          /S/ ERNST & YOUNG LLP


Boston, Massachusetts
October 19, 2001

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                                                                 EXHIBIT 23.1(C)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 26, 2001 related to the consolidated financial statements of ClinForce, Inc. in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated October 22, 2001.


                                          /S/ ERNST & YOUNG LLP


Raleigh, North Carolina
October 19, 2001

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                                                                 EXHIBIT 23.1(D)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 10, 2001 related to the financial statements of Heritage Professional Education, LLC included in the Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated October 22, 2001.


                                          /S/ ERNST & YOUNG LLP


Nashville, Tennessee
October 19, 2001